Exhibit 10.3

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                                       and

                                    NCB, FSB
                                    (Seller)

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                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of September 1, 2007

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                                TABLE OF CONTENTS

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Section 1.     Transactions on or Prior to the Closing Date....................
Section 2.     Closing Date Actions............................................
Section 3.     Conveyance of Mortgage Loans....................................
Section 4.     Depositor's Conditions to Closing...............................
Section 5.     Seller's Conditions to Closing..................................
Section 6.     Representations and Warranties of Seller........................
Section 7.     Obligations of Seller...........................................
Section 8.     Crossed Mortgage Loans..........................................
Section 9.     Rating Agency Fees; Costs and Expenses Associated with a
                 Defeasance....................................................
Section 10.    Representations and Warranties of Depositor.....................
Section 11.    Survival of Certain Representations, Warranties and Covenants...
Section 12.    Transaction Expenses............................................
Section 13.    Recording Costs and Expenses....................................
Section 14.    Notices.........................................................
Section 15.    Notice of Exchange Act Reportable Events........................
Section 16.    Examination of Mortgage Files...................................
Section 17.    Successors......................................................
Section 18.    Governing Law...................................................
Section 19.    Severability....................................................
Section 20.    Further Assurances..............................................
Section 21.    Counterparts....................................................
Section 22.    Treatment as Security Agreement.................................
Section 23.    Recordation of Agreement........................................
Schedule I     Schedule of Transaction Terms
Schedule II    Mortgage Loan Schedule
Schedule III   Mortgage Loans Constituting Mortgage Groups
Schedule IV    Mortgage Loans with Lost Notes
Schedule V     Exceptions to Seller's Representations and Warranties
Exhibit A      Representations and Warranties Regarding the Mortgage Loans
Exhibit B      Form of Lost Note Affidavit

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                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of September 1, 2007, is made by and between NCB, FCB, a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of Treasury ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein or elsewhere in this Agreement, in the Pooling and Servicing Agreement specified on such Schedule of Transaction Terms.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank, N.A. as trustee (the "Trustee") or its designee, against receipt by Seller of a written receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that, item (xvi) in the definition of Mortgage File (below) shall be delivered to the applicable Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File; and provided, further, that Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under said item (xvi) required in order for the Trustee to draw on such letter of credit pursuant to the terms of the Pooling and Servicing Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date. In addition, prior to such assignment or amendment of a letter of credit, Seller will take all necessary steps to enable the applicable Master Servicer to draw on the related letter of credit on behalf of the Trustee pursuant to the terms of the Pooling and Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the applicable Master Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the applicable Master Servicer.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

            (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that the Depositor and the Seller have mutually agreed upon as the Seller's share of the net securitization proceeds from the sale of the Publicly Offered Certificates and the Private Certificates set forth in the Closing Statement (which amount includes, without limitation, accrued interest. Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee (for the benefit of the Holders of the Certificates.

            (ii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

            (iii) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, subject to any related servicing rights of any applicable Master Servicer under, and/or any applicable Primary Servicer contemplated by, the Pooling and Servicing Agreement, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule and (ii) all property of Seller described in Section 21(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date. The Mortgage File for each Mortgage Loan shall contain the following documents on a collective basis:

            (i) the original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4, without recourse, representation or warranty, express or implied";

            (ii) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals, certified copies or copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4";

            (iv) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

            (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4";

            (vi) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to Seller;

            (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), from Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

            (viii) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence, when appropriate, of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (ix) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) or interim binder that is marked up as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

            (x) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

            (xi) UCC acknowledgement, certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof (including the filing number or other similar filing information) sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC Financing Statement assignments, in a form suitable for filing or recording, sufficient to assign each such UCC Financing Statement to the Trustee;

            (xii) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

            (xiii) an original or copy of any subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to subordinate indebtedness, including any mezzanine loan documents or preferred equity documents;

            (xiv) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related account control agreement and a copy of the UCC Financing Statements, if any, submitted for filing with respect to Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (together with UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to transfer such security interest to the Trustee on behalf of the Certificateholders);

            (xv) an original or copy of any related Loan Agreement (if separate from the related Mortgage);

            (xvi) the originals and copies of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; provided that in connection with the delivery of the Mortgage File to the Trust, such originals shall be delivered to the applicable Master Servicer and copies thereof shall be delivered to the Trustee;

            (xvii) any related environmental insurance policy and any environmental guarantee or indemnity agreement or copies thereof;

            (xviii) the original or a copy of the ground lease, ground lease memorandum and ground lease estoppels, if any, and of any amendments, modifications or extensions thereto, if any, or certified copies thereof;

            (xix) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and any applicable transfer/assignment documents; and

            (xx) if applicable (and not for purposes of the Seller's delivery obligations), the original or a counterpart of any post-closing agreement relating to any modification, waiver or amendment of any term of any Mortgage Loan (including fees charged the Borrower) required to be added to the Mortgage File pursuant to Section 3.20(j) of the Pooling and Servicing Agreement.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii), (iv), (viii),
(xi) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (xii) and (xiv) (other than assignments of UCC Financing Statements to be filed in accordance with the transfer contemplated by the related Mortgage Loan Purchase Agreement) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, Seller: (i) shall deliver, or cause to be delivered, to the Trustee or its designee a duplicate original or true copy of such document or instrument certified by the applicable public recording or filing office, the applicable title insurance company or Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing; and (ii) shall deliver, or cause to be delivered, to the Trustee or its designee either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon (with a copy to the applicable Master Servicer), within 120 days after the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days (provided that Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate recording or filing office such original or photocopy). Compliance with this paragraph will satisfy Seller's delivery requirements under this Section 3 with respect to the subject document(s) and instrument(s).

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (ii), (iv), (viii),
(xi) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (xii) and (xiv) (other than assignments of UCC Financing Statements to be filed in accordance with the transfer contemplated by the related Mortgage Loan Purchase Agreement) of the last sentence of the first paragraph of this Section 3, with evidence of recording or filing thereon for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee (with a copy to the applicable Master Servicer) or its designee on or before the Closing Date.

            Notwithstanding the foregoing, in the event that Seller cannot deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement with respect to any Mortgage Loan, solely because such UCC Financing Statement has not been returned by the public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, Seller has so notified the Trustee and shall not be in breach of its obligations with respect to such delivery, provided that Seller promptly forwards such UCC Financing Statement to the Trustee (with a copy to the applicable Master Servicer) upon its return, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

            Notwithstanding the foregoing, Seller may elect, at its sole cost and expense, but is not obligated to, engage a third-party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (iii), (v), and
(xi) of the last sentence of the first paragraph of this Section 3 (collectively, the "Assignments"), to submit those Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver those Assignments to the Trustee or its designee as those Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of Seller pursuant to this Agreement remain binding on the Seller; and, if Seller does not engage a third party as contemplated by the immediately preceding sentence, then Seller will still be liable for recording and filing fees and expenses of the Assignments as and to the extent contemplated by
Section 13 hereof.

            Within ten (10) Business Days after the Closing Date, Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the applicable Master Servicer (or, if applicable, to a Sub-Servicer (with a copy to the applicable Master Servicer) at the direction of the applicable Master Servicer), under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, rent rolls, leases, environmental and engineering reports, third-party underwriting reports, appraisals, surveys, legal opinions, estoppels, financial statements, operating statements and any other information provided by the respective Borrower from time to time, but excluding any draft documents, attorney/client communications, which are privileged or constitute legal or other due diligence analyses, and documents prepared by the Seller or any of its Affiliates solely for internal communication, credit underwriting or due diligence analyses (other than the underwriting information contained in the related underwriting memorandum or asset summary report prepared by the Seller in connection with the preparation of Exhibit A-1 to the Prospectus Supplement)) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

            For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File," if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

            Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of Seller or any other name, to be transferred to or at the direction of the applicable Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the applicable Master Servicer).

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans due after the Cut-off Date, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of documents prepared by Seller or any of its Affiliates solely for internal credit analysis or other internal uses or any attorney-client privileged communication, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the applicable Master Servicer via wire transfer for deposit by the applicable Master Servicer into the Collection Account.

            Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to Depositor, as provided herein, as a sale of the Mortgage Loans to Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to Depositor and are no longer available to satisfy claims of Seller's creditors.

            After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

            (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

            (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

            (ii) the Mortgage Loan Schedule;

            (iii) the certificate of Seller confirming its representations and warranties set forth in Section 6(a) (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

            (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by Depositor; provided that (A) such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made herein, and on certificates or other documents furnished by officers of Seller and
      (B) in rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the laws of the State of New York and the laws of the United States and shall not be required to express any opinion with respect to the registration or qualification of the Certificates under any applicable state or federal securities laws;

            (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

            (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by Depositor in order for Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by Depositor as contemplated herein.

            (c) Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

            (d) Seller shall have delivered to the Trustee, on or before the Closing Date, five (5) limited powers of attorney in favor of the Trustee and applicable Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the applicable Special Servicer, to record, at the expense of Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. Seller shall reasonably cooperate with the Trustee and the applicable Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

            (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

            (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            (c) Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

            Section 6. Representations and Warranties of Seller.

            (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

            (i) Seller is duly organized and is validly existing as a federal savings bank in good standing under the laws of the United States of America. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, investigation, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

            (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

            (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles or certificate of incorporation and bylaws or similar type organizational documents, as applicable; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of Depositor to realize on the Mortgage Loans.

            (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of Seller are pending or contemplated.

            (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for
      (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or
      (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

            (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

            (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

            (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

            (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

            (xiii) The information set forth in any Disclosure Information (as defined in the NCB, FSB Indemnification Agreement), as last forwarded to each prospective investor at or prior to the date on which a contract for sale was entered into with such prospective investor, (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the NCB, FSB Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail (as defined in the NCB, FSB Indemnification Agreement) or, to the extent consistent therewith, the Diskette (as defined in the NCB, FSB Indemnification Agreement) or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Confidential Offering Circular or the Prospectus Supplement under the headings "Summary of Prospectus Supplement--Relevant Parties/Entities," "--Sponsors and Mortgage Loan Sellers," "--Originators," "--The Underlying Mortgage Loans," "--Source of the Underlying Mortgage Loans," "Risk Factors," "Description of the Sponsors and Mortgage Loan Sellers," "Description of the Underlying Mortgage Loans" and "--Significant Mortgage Loans" and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail.

            (b) Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Trustee as the holder of the Mortgage Loan to be replaced, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Mortgage Loan affected by a Material Defect or a Material Breach, pursuant to Section 7 of this Agreement, each of the representations and warranties set forth in Exhibit A hereto (references therein to "Closing Date" being deemed to be references to the "date of substitution" and references therein to "Cut-off Date" being deemed to be references to the "due date for the subject Replacement Mortgage Loan during the month of substitution"). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

            If Seller receives notice of a breach of any of the representations or warranties made by Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the Exception Report), as of the date hereof in Section 6(a)(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (in either case, subject to the exceptions to such representations and warranties set forth in the Exception Report), or in the case of any Replacement Mortgage Loan, as of the date of substitution pursuant to Section 6(b) (in any such case, a "Breach"), or receives notice that (a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (clause (a) and clause (b) each, a "Defect" (which term shall include the "Defects" detailed in the immediately following paragraph) in the related Mortgage File), and if such Breach or Defect, as the case may be, materially and adversely affects, or is deemed hereby to materially and adversely affect, the value of any Mortgage Loan or any successor REO Loan with respect thereto or the interests of the Holders of any Class of Certificates (in which case such Breach or Defect shall be a "Material Breach" or a "Material Defect," as applicable), then Seller shall, upon written request of Depositor, the Trustee, the applicable Master Servicer or the applicable Special Servicer, not later than the earlier of 90 days from the receipt by Seller of such notice or discovery by Seller of such Breach or Defect (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into the applicable Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period, (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period and
(iv) Seller has delivered to the Rating Agencies, the applicable Master Servicer, the applicable Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then Seller shall have an additional 90 days to cure such Material Defect or Material Breach. If any Breach pertains to a representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. With respect to any repurchase of a Mortgage Loan hereunder or with respect to any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to each such Qualified Substitute Mortgage Loan on or prior to the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of Seller) shall be entitled to receive such payments promptly following receipt by the applicable Master Servicer or the applicable Special Servicer, as applicable, under the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a "Material Defect": (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (ix) of the last sentence of the first paragraph of Section 3 hereof; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or as sent for recordation, together with a certificate stating that the original intervening assignment was sent for recordation, or a copy of the intervening assignment and the related recording information; or (e) the absence from the Servicer File of any required original letter of credit, provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; or (f) the absence from the Mortgage File of the original or a copy of any required ground lease. In addition, Seller shall cure any Defect described in clause (b), (c), (e) or (f) of the immediately preceding sentence as required in Section 2.02(b) of the Pooling and Servicing Agreement. Notwithstanding anything herein to the contrary, the failure to include a document checklist in a Mortgage File shall in no event constitute a Material Defect.

            Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed a "Material Defect" or "Material Breach," as applicable, and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of Seller's receipt of notice (pursuant to this Section 7 or its discovery of, such Defect or Breach (which period shall not be subject to extension).

            If Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Defect is not capable of being so corrected or cured within such period, then Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Mortgage Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in the Mortgage Group for purposes of the above provisions, and Seller will be required to repurchase or substitute for such other Crossed Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless such other Crossed Mortgage Loans satisfy the Crossed Mortgage Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) and Seller can satisfy all other criteria for substitution or repurchase of the affected Mortgage Loan(s) set forth in the Pooling and Servicing Agreement. In the event that one or more of such other Crossed Mortgage Loans satisfy the Crossed Mortgage Loan Repurchase Criteria, Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the related Material Breach or Material Defect exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released, and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for a cure of a Material Breach or Material Defect in this
Section 7.

            The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds (and, in the case of a substitution, receipt of the Mortgage File(s) fr the related Qualified Substitute Mortgage Loans(s)), shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

            It is understood and agreed that the obligations of Seller set forth in this Section 7 constitute the sole remedies available to Depositor and its successors and assigns respecting any Breach or Defect affecting a Mortgage Loan.

            Section 8. Crossed Mortgage Loans. With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that Seller repurchases or substitutes for an affected Crossed Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loans, Seller and Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Mortgage Loan repurchased or substituted by Seller, on the one hand, and any related Crossed Mortgage Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished the Trustee, at Seller's expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; and provided, further, that if such Opinion of Counsel cannot be furnished, Seller and Depositor hereby agree that such repurchase or substitution of only the affected Crossed Mortgage Loans, notwithstanding anything to the contrary herein, shall not be permitted (in which case, the Seller will be obligated to purchase or substitute for all Crossed Mortgage Loans in the related Mortgage Group (defined above)). Any reserve or other cash collateral or letters of credit securing the subject Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

            Section 9. Rating Agency Fees; Costs and Expenses Associated with a Defeasance. Seller shall pay all Rating Agency fees associated with an assumption of a Mortgage Loan to the extent such fees have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by Seller of the parenthetical in representation (xxviii)(1) set forth on Exhibit A hereto. Unless the Seller elects to repurchase or substitute for such Mortgage Loan in accordance with the second paragraph of Section 7 Seller shall pay all reasonable costs and expenses associated with a defeasance of a Mortgage Loan to the extent such costs and expenses have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by Seller of representation (liii)(F) set forth on Exhibit A hereto unless the Seller elects to repurchase or substitute for such Mortgage Loan in accordance with the second paragraph of Section 7.

            Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require any consent of, notice to, or filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 12 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 12. Transaction Expenses. In connection with the Closing (and unless otherwise expressly provided herein, including, without limitation, in Section 12 of this Agreement), Seller shall be responsible for the fees and expenses of its own counsel, and Depositor and Seller agree to pay the other transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement (or, if not covered thereby, shall be paid by the party incurring the subject expense).

            Section 13. Recording Costs and Expenses. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third-party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

            Section 14. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Casey McCutcheon, Esq., Legal & Compliance Department, Telecopy No.: (917) 326-8433), or such other address or telecopy number as may be designated by Depositor to Seller in writing, or (b) if sent to Seller, will be mailed, delivered or telecopied and confirmed to it at 2011 Crystal Drive, Suite 800, Arlington, Virginia 22202, Attention: Kathleen Luzik, Telecopy No.:
(202) 336-7800, or such other address or telecopy number as may be designated by Seller to Depositor in writing.

            Section 15. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Depositor and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Depositor as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Depositor within one (1) business day and in any event no later than two (2) business days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Depositor as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two (2) business days following the Depositor's request for such disclosure language. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice from the Depositor or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 11.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 16. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 17. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and permitted assigns, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such designated Persons and for the benefit of no other Person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated August 24, 2007, among Seller, Depositor, the Initial Purchaser and the Underwriters, relating to, among other things, information regarding the Mortgage Loans in the Prospectus Supplement and the Offering Circular, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder; provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

            Section 18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

            Section 19. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 20. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 21. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 22. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

            (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule or that constitute Replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

            (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

            (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction;

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law; and

            (e) Seller at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

            Section 23. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.

                                        NCB, FSB
                                        as Seller


                                        By: /s/ Mindy Goldstein
                                            ------------------------------------
                                            Name: Mindy Goldstein
                                            Title: Senior Vice President


                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.,
                                        as Depositor


                                        By: /s/ Jeffrey A. Altabef
                                            ------------------------------------
                                            Name: Jeffrey A. Altabef
                                            Title: Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of September 1, 2007, between NCB, FSB and Credit Suisse First Boston Mortgage Securities Corp. Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

            "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

            "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

            "Borrower" means the borrower under a Mortgage Loan.

            "Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated August 24, 2007, between Depositor and the Initial Purchaser.

            "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4.

            "Closing" shall have the meaning given that term in Section 2 of this Agreement.

            "Closing Date" means September 7, 2007.

            "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Crossed Mortgage Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in September 2007 (or with respect to Mortgage Loans which had closing/funding dates in September 2007, the respective closing/funding dates of such Mortgage Loans).

            "Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Depositor" shall have the meaning given such term in the first sentence of this Agreement.

            "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

            "Exception Report" means the exceptions with respect to the representations and warranties made by Seller as to the Mortgage Loans in
Section 6(xii) and under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

            "Initial Purchaser" means Credit Suisse Securities (USA) LLC.

            "Initial Resolution Period" shall have the meaning given such term in Section 7 of this Agreement.

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

            "Material Breach" shall have the meaning given such term in Section 7 of this Agreement.

            "Material Defect" shall have the meaning given such term in Section 7 of this Agreement.

            "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 of this Agreement (subject to the first proviso in Section 1 of this Agreement).

            "Mortgage Group" shall have the meaning given such term in Section 7 of this Agreement.

            "Mortgage Loan" and "Mortgage Loans" shall have the respective meanings given such terms in Recital II of this Agreement.

            "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

            "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of this Agreement.

            "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

            "NCB, FSB Indemnification Agreement" means the agreement by and among the Depositor, the Seller and each Underwriter.

            "Offering Circular" means the confidential offering circular dated August 24, 2007, describing certain classes of the Private Certificates.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of September 1, 2007, among Depositor, the Master Servicers, the Special Servicers and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

            "Primary Collateral" means with respect to any Crossed Mortgage Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Mortgage Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such Crossed Mortgage Loan.

            "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

            "Prospectus" means the Prospectus dated August 13, 2007, that is a part of Depositor's registration statement on Form S-3 (File No. 333-141613).

            "Prospectus Supplement" means the Prospectus Supplement, dated August 24, 2007, relating to the Publicly Offered Certificates.

            "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1-A, Class A-M, Class A-1-AM, Class A-J and Class A-1-AJ Certificates.

            "Seller" shall have the meaning given such term in the first sentence of this Agreement.

            "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to Section 3 (subject to the first proviso in Section 1).

            "Trust Fund" shall have the meaning given such term in Recital II of this Agreement.

            "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

            "Underwriters" means Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and PNC Capital Markets LLC.

            "Underwriting Agreement" means the Underwriting Agreement, dated August 24, 2007, between Depositor and the Underwriters.

                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

Credit Suisse First Boston Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates Series 2007-C4



                  Loan
#       Crossed   Group #   Property Name                             Address                          City
-----   -------   -------   ---------------------------------------   ------------------------------   ---------------
   55                   1   Easton Plaza Shopping Center              101 Marlboro Avenue              Easton
   57                   1   St. Mary's Medical Office Building        2470 Daniell's Bridge Road       Athens
   66                   1   Weaverville Plaza Shopping Center         93-173 Weaver Blvd.              Weaverville
   75                   1   Franklin Plaza Shopping Center            557 Englishtown Road             Monroe Township
   81                   1   Country Inn and Suites                    13901 Shell Point Plaza          Fort Myers
   85                   1   1208B VFW Parkway                         1208B VFW Parkway                West Roxbury
   99                   1   Tobin Portfolio
 99.1                   1   7940 Lyles Lane NW                        7940 Lyles Lane NW               Concord
 99.2                   1   1250B Auburn Road                         1250B Auburn Road                Dacula
  100                   1   American Automatic Sprinkler              3149 Draper Drive                Fairfax
  104                   1   Tower Professional Building               13520 Hull Street Road           Midlothian
  111                   1   11111 Pepper Road                         11111 Pepper Road                Hunt Valley
  128                   1   Rainbow City Shopping Center              3331 Rainbow Drive               Rainbow City
  137                   1   Ambler Portfolio
137.1                   1   114E. Butler Avenue                       114E. Butler Avenue              Ambler
137.2                   1   3 E. Butler /11 N. Main Street            3 E. Butler /11 N. Main Street   Ambler
137.3                   1   1 W. Butler Avenue                        1 W. Butler Avenue               Ambler
137.4                   1   106 E. Butler Avenue                      106 E. Butler Avenue             Ambler
  144                   1   Providence Place                          2456 Geary Boulevard             San Francisco
  146                   1   Forest Station, LLC                       4708 Forest Drive                Columbia
  151                   1   Main Street Village                       100 Brampton Avenue              Statesboro
  152                   1   Van Epps Building                         10930 Crabapple Road             Roswell
  156                   1   Sugarloaf Marketplace                     1860 Duluth Highway              Lawrenceville
  159                   1   Howell Ferry Medical Building             3655 Howell Ferry Road           Duluth
  160                   1   Ways Station Shopping Center              2459-C US Highway 17 South       Richmond Hill
  162                   1   Fountain Park Office Center               29000 Inkster Road               Southfield
  163                   1   Tractor Supply - Rome, GA                 420 Highway 411                  Rome
  170                   1   Loris Landing Shopping Center             305 Highway 701 North            Loris
  176                   1   Oxford Shopping Center                    125 Plaza Lane                   Oxford
  177                   1   Citibank FSB Branch - Valrico             2211 Lithia Center Lane          Valrico
  180                   1   Gorman's Furniture-Southfield             29145 Telegraph Road             Oakland
  183                   1   JFW Property                              8600 Liberty Road                Randallstown
  187                   1   Three Mile Oak Shopping Center            2134 Generals Highway            Annapolis
  189                   1   Woodstock Commercial Center               2424 Lake Shore Drive            Woodstock
  192                   1   Business Parkway Properties               181-221 Business Parkway         Atwater
  196                   1   Warner Robins MOB                         300-304 Margie Drive             Warner Robins
  198                   1   810 Canton Road Medical Office Building   810 Canton Road                  Marietta
  203                   1   BILO's Retail Shops                       342 Blue Ridge Street            Blairsville
  204                   1   5310 8th Avenue                           5310 8th Avenue                  Brooklyn
  205                   1   Auto Zone                                 24250 Lorain Road                North Olmsted
  207                   1   National City Bank                        8605 Mason-Montgomery Road       Mason

Total/Weighted Average:

                                                                                                 Units/
                                                                                                 Sq. Ft./
                                Zip     Property     Property                   Mortgage         Rooms/        Original
#       County          State   Code    Type         Sub-type                   Property Seller  Pads          Balance
-----   -------------   -----   -----   ----------   ------------------------   ---------------  -----------   -----------
   55   Talbot          MD      21601   Retail       Anchored                   NCB,FSB              119,209    $8,525,000
   57   Oconee          GA      30606   Office       Suburban                   NCB,FSB               34,966    $8,500,000
   66   Buncombe        NC      28787   Retail       Anchored                   NCB,FSB              135,231    $7,000,000
   75   Middlesex       NJ      08831   Retail       Unanchored                 NCB,FSB               29,724    $5,800,000
   81   Lee             FL      33908   Hotel        Limited Service            NCB,FSB                  112    $5,300,000
   85   Suffolk         MA      02132   Office       Suburban                   NCB,FSB               37,501    $4,900,000
   99                                                                           NCB,FSB               18,399    $3,990,000
 99.1   Cabarrus        NC      28027   Retail       Unanchored                                        9,999    $2,150,000
 99.2   Gwinnett        GA      30019   Retail       Unanchored                                        8,400    $1,840,000
  100   Fairfax         VA      22031   Industrial   N/A                        NCB,FSB               25,372    $3,950,000
  104   Chesterfield    VA      23112   Office       Suburban                   NCB,FSB               20,028    $3,700,000
  111   Baltimore       MD      21031   Mixed Use    Office/Warehouse           NCB,FSB               29,319    $3,500,000
  128   Etowah          AL      35906   Retail       Anchored                   NCB,FSB               51,248    $2,800,000
  137                                                                           NCB,FSB               25,769    $2,500,000
137.1   Montgomery      PA      19002   Retail       Unanchored                                        8,000    $1,043,247
137.2   Montgomery      PA      19002   Mixed Use    Retail/Multifamily                                9,269      $796,662
137.3   Montgomery      PA      19002   Retail       Unanchored                                        3,200      $379,363
137.4   Montgomery      PA      19002   Retail       Unanchored                                        5,300      $280,728
  144   San Francisco   CA      94115   Healthcare   Assisted Living Facility   NCB,FSB                   17    $2,340,000
  146   Richland        SC      29206   Retail       Unanchored                 NCB,FSB               11,500    $2,300,000
  151   Bulloch         GA      30458   Retail       Unanchored                 NCB,FSB               21,643    $2,160,000
  152   Fulton          GA      30075   Office       Suburban                   NCB,FSB               17,949    $2,100,000
  156   Gwinnett        GA      30043   Retail       Unanchored                 NCB,FSB                9,440    $2,025,000
  159   Gwinnett        GA      30096   Office       Suburban                   NCB,FSB                9,579    $2,000,000
  160   Bryan           GA      31324   Retail       Anchored                   NCB,FSB               60,310    $2,000,000
  162   Oakland         MI      48034   Office       Suburban                   NCB,FSB               14,710    $2,000,000
  163   Floyd           GA      30161   Retail       Unanchored                 NCB,FSB               19,097    $1,925,000
  170   Horry           SC      29569   Retail       Anchored                   NCB,FSB               38,000    $1,800,000
  176   Calhoun         AL      36203   Retail       Unanchored                 NCB,FSB               16,400    $1,651,400
  177   Hillsborough    FL      33594   Office       Suburban                   NCB,FSB                4,400    $1,630,000
  180   Southfield      MI      48034   Retail       Anchored                   NCB,FSB               23,337    $1,600,000
  183   Baltimore       MD      21133   Office       Suburban                   NCB,FSB                8,379    $1,550,000
  187   Anne Arundel    MD      21401   Retail       Unanchored                 NCB,FSB                7,390    $1,500,000
  189   McHenry         IL      60098   Office       Suburban                   NCB,FSB                9,090    $1,460,000
  192   Merced          CA      95301   Industrial   N/A                        NCB,FSB               29,300    $1,440,000
  196   Houston         GA      31088   Office       Suburban                   NCB,FSB               11,167    $1,360,000
  198   Cobb            GA      30060   Office       Suburban                   NCB,FSB                9,068    $1,325,000
  203   Union           GA      30512   Retail       Unanchored                 NCB,FSB               11,550    $1,120,000
  204   Kings           NY      11220   Mixed Use    Retail/Multifamily         NCB,FSB                3,600    $1,100,000
  205   Cuyahoga        OH      44070   Retail       Unanchored                 NCB,FSB                5,070    $1,050,000
  207   Warren          OH      45040   Retail       Unanchored                 NCB,FSB                3,475    $1,050,000

Total/Weighted Average:                                                                                        $98,951,400


                         Percentage of                                                  Occupancy
           Cut-off       Initial Net      Maturity      Fee/        Year    Year        Rate at      Occupancy    Appraised
#          Balance (1)   Pool Balance     Balance (2)   Leasehold   Built   Renovated   U/W (3)      Date (3)     Value
--------   -----------   -------------    -----------   ---------   -----   ---------   ---------    ----------   -----------   ---
   55       $8,525,000             0.4%    $7,503,962   Fee          1985         N/A          92%     3/1/2007   $11,600,000
   57       $8,500,000             0.4%    $5,892,596   Fee          2006         N/A         100%    4/10/2007   $11,975,000
   66       $6,939,073             0.3%    $6,007,107   Fee          1986         N/A         100%     6/1/2007   $10,050,000
   75       $5,800,000             0.3%    $5,410,925   Fee          2006         N/A         100%    5/17/2007    $8,600,000
   81       $5,292,630             0.3%    $4,580,375   Fee          2001         N/A          65%          N/A   $13,200,000
   85       $4,877,467             0.2%    $4,147,948   Fee          1999        2004          82%     3/9/2007    $6,900,000   (26)
   99       $3,976,433             0.2%    $3,397,851                                                              $5,465,000
 99.1       $2,142,689            0.10%    $1,830,922   Fee          2006         N/A         100%     7/1/2007    $3,165,000
 99.2       $1,833,743            0.09%    $1,566,929   Fee          2006         N/A          71%     7/1/2007    $2,300,000   (27)
  100       $3,924,807             0.2%    $3,375,787   Fee          1986         N/A         100%    1/31/2007    $5,325,000
  104       $3,700,000             0.2%    $3,320,081   Fee          2005        2006          80%   12/20/2006    $4,980,000   (28)
  111       $3,480,715             0.2%    $2,692,927   Fee          1960        2005         100%    4/20/2007    $4,600,000
  128       $2,800,000             0.1%    $2,510,082   Fee          1996         N/A         100%     4/1/2007    $4,250,000
  137       $2,500,000             0.1%    $2,212,692                                                              $3,295,000
137.1       $1,043,247            0.05%      $923,354   Fee          1925         N/A         100%     2/8/2007    $1,375,000
137.2         $796,662            0.04%      $705,107   Fee          1910        2001         100%     2/8/2007    $1,050,000
137.3         $379,363            0.02%      $335,765   Fee          1917        2001         100%     2/8/2007      $500,000
137.4         $280,728            0.01%      $248,466   Fee          1925         N/A         100%     2/8/2007      $370,000
  144       $2,334,356             0.1%    $2,009,137   Fee          2000         N/A         100%    5/31/2007    $6,300,000
  146       $2,300,000             0.1%    $2,029,106   Fee          2005         N/A         100%    3/20/2007    $2,975,000
  151       $2,154,046             0.1%    $1,824,631   Fee          2002         N/A         100%    7/11/2007    $2,720,000
  152       $2,100,000             0.1%    $1,848,785   Fee          2005         N/A         100%     5/1/2007    $2,850,000
  156       $2,025,000             0.1%    $1,782,075   Fee          2006         N/A         100%     2/5/2007    $2,650,000
  159       $1,994,764             0.1%    $1,700,510   Fee          2002         N/A          95%    4/16/2007    $2,900,000
  160       $1,991,791             0.1%    $1,542,849   Fee          1989        2004          98%    2/28/2007    $3,400,000
  162       $1,977,641             0.1%    $1,718,023   Fee          1997         N/A         100%   12/31/2006    $2,600,000
  163       $1,914,408             0.1%    $1,628,265   Fee          2005         N/A         100%    2/28/2007    $2,850,000
  170       $1,800,000             0.1%    $1,583,694   Fee          1991        2005         100%     6/1/2007    $2,400,000
  176       $1,651,400             0.1%    $1,434,466   Fee          1999         N/A          95%    1/26/2007    $2,500,000
  177       $1,627,595             0.1%    $1,400,454   Fee          2002        2007         100%     3/2/2007    $2,350,000
  180       $1,600,000             0.1%    $1,413,392   Fee          1966        2005         100%    6/30/2007    $3,200,000
  183       $1,544,481             0.1%    $1,312,606   Fee          1981        2004         100%    4/18/2007    $2,100,000
  187       $1,493,149             0.1%    $1,270,911   Fee          1983         N/A         100%    1/31/2007    $2,700,000
  189       $1,456,059             0.1%    $1,236,628   Fee          2006         N/A         100%    5/10/2007    $1,950,000
  192       $1,436,328             0.1%    $1,350,713   Fee          2005         N/A         100%    7/27/2007    $2,300,000
  196       $1,353,845             0.1%    $1,272,484   Fee          1999        2006         100%    1/29/2007    $1,700,000
  198       $1,325,000             0.1%    $1,175,388   Fee          1988         N/A         100%    3/16/2007    $2,300,000
  203       $1,114,931            0.05%    $1,047,928   Fee          2001         N/A         100%    6/15/2007    $1,450,000
  204       $1,092,430            0.05%      $849,745   Fee          1931        2002         100%    3/13/2007    $1,800,000
  205       $1,050,000            0.05%    $1,050,000   Fee          2004         N/A         100%    1/20/2007    $1,650,000
  207       $1,048,485            0.05%      $904,162   Fee          2005         N/A         100%    6/25/2007    $1,725,000

Total/Weighted
Average:   $98,701,836             4.7%   $84,438,285


                                  Maturity/
                                  ARD                                                                              2nd
        Cut-Off Date LTV          Maturity LTV           Most Recent   Most Recent   Most Recent   Most Recent     Most Recent
#       Ratio (1) (4)             Ratio (2) (4)          EGI (6)       Expenses      NOI           Period Ending   EGI
-----   ----------------    ---   -------------    ---   -----------   -----------   -----------   -------------   -----------
   55               73.5%                  64.7%            $748,970      $549,103      $199,867      12/31/2006      $773,485
   57               71.0%                  49.2%                 N/A           N/A           N/A             N/A           N/A
   66               69.0%                  59.8%          $1,140,405      $325,865      $814,540      12/31/2006      $976,900
   75               67.4%                  62.9%                 N/A           N/A           N/A             N/A           N/A
   81               40.1%                  34.7%          $2,633,083    $2,004,920      $628,163       6/30/2007    $2,764,011
   85               70.7%   (26)           60.1%   (26)     $577,955      $224,261      $353,694      12/31/2006      $457,332
   99               72.8%                  62.2%                 N/A           N/A           N/A             N/A           N/A
 99.1
 99.2                       (27)                   (27)
  100               73.7%                  63.4%                 N/A           N/A           N/A             N/A           N/A
  104               74.3%   (28)           66.7%   (28)          N/A           N/A           N/A             N/A           N/A
  111               75.7%                  58.5%            $351,780       $50,950      $300,830      12/31/2006           N/A
  128               65.9%                  59.1%            $466,218       $57,044      $409,175      12/31/2006      $460,727
  137               75.9%                  67.2%                 N/A           N/A           N/A             N/A           N/A
137.1
137.2
137.3
137.4
  144               37.1%                  31.9%          $2,047,810    $1,682,266      $365,544      12/31/2006    $1,661,365
  146               77.3%                  68.2%                 N/A           N/A           N/A             N/A           N/A
  151               79.2%                  67.1%            $302,104       $50,630      $251,474      12/31/2006      $302,031
  152               73.7%                  64.9%            $230,384       $78,113      $152,271      12/31/2006      $143,197
  156               76.4%                  67.2%                 N/A           N/A           N/A             N/A           N/A
  159               68.8%                  58.6%            $214,351       $37,513      $176,838      12/31/2006      $179,096
  160               58.6%                  45.4%            $465,693      $177,796      $287,897      12/31/2006      $450,433
  162               76.1%                  66.1%            $365,465      $143,915      $221,549      12/31/2006      $362,488
  163               67.2%                  57.1%            $205,269      $120,000       $85,269      11/30/2006      $185,970
  170               75.0%                  66.0%            $240,970       $66,140      $174,829      12/31/2006      $216,445
  176               66.1%                  57.4%            $207,310       $44,023      $163,287      12/31/2006      $235,896
  177               69.3%                  59.6%                 N/A           N/A           N/A             N/A           N/A
  180               50.0%                  44.2%            $308,740       $28,211      $280,529      12/31/2006      $230,563
  183               73.5%                  62.5%            $185,249       $27,248      $158,001      12/31/2006      $166,907
  187               55.3%                  47.1%            $183,468       $19,628      $163,840      12/31/2005      $143,243
  189               74.7%                  63.4%                 N/A           N/A           N/A             N/A           N/A
  192               62.4%                  58.7%                 N/A           N/A           N/A             N/A           N/A
  196               79.6%                  74.9%                 N/A           N/A           N/A             N/A           N/A
  198               57.6%                  51.1%            $202,983       $51,487      $151,496      12/31/2006      $174,000
  203               76.9%                  72.3%                 N/A           N/A           N/A             N/A           N/A
  204               60.7%                  47.2%                 N/A           N/A           N/A             N/A           N/A
  205               63.6%                  63.6%                 N/A           N/A           N/A             N/A           N/A
  207               60.8%                  52.4%                 N/A           N/A           N/A             N/A           N/A

Total/Weighted
Average:            68.1%                  58.3%



        2nd           2nd           2nd             3rd           3rd           3rd           3rd
        Most Recent   Most Recent   Most Recent     Most Recent   Most Recent   Most Recent   Most Recent     U/W         U/W
#       Expenses      NOI           Period Ending   EGI           Expenses      NOI           Period Ending   EGI         Expenses
-----   -----------   -----------   -------------   -----------   -----------   -----------   -------------   ----------  ----------
   55      $239,525      $533,960      12/31/2005      $906,047      $225,255      $680,792      12/31/2004   $1,107,411    $220,797
   57           N/A           N/A             N/A           N/A           N/A           N/A             N/A   $1,032,108    $156,320
   66      $267,437      $709,463      12/31/2005           N/A           N/A           N/A             N/A   $1,056,015    $209,679
   75           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $747,473    $237,745
   81    $1,990,969      $773,042       6/30/2006    $2,827,815    $1,954,021      $873,794       6/30/2005   $2,692,961  $2,021,292
   85      $101,675      $355,657      12/31/2005           N/A           N/A           N/A             N/A     $793,333    $292,213
   99           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $434,971     $49,243
 99.1
 99.2
  100           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $450,336     $83,854
  104           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $453,735     $98,508
  111           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $439,149     $81,114
  128       $49,845      $410,882      12/31/2004      $451,193       $53,741      $397,453      12/31/2003     $443,549     $75,880
  137           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $365,020     $78,577
137.1
137.2
137.3
137.4
  144    $1,459,329      $202,036      12/31/2005    $1,416,681    $1,295,099      $121,582      12/31/2004   $2,222,369  $1,770,164
  146           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $267,915     $59,766
  151       $45,513      $256,518      12/31/2005      $295,389       $52,295      $243,094      12/31/2004     $282,971     $60,766
  152       $79,898       $63,299      12/31/2005           N/A           N/A           N/A             N/A     $285,182     $82,100
  156           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $243,840     $50,485
  159       $44,973      $134,123      12/31/2005           N/A           N/A           N/A             N/A     $258,674     $58,513
  160      $137,754      $312,679      12/31/2005      $435,997      $117,665      $318,332      12/31/2004     $438,747    $159,766
  162      $161,324      $201,164      12/31/2005      $376,390      $140,907      $235,486      12/31/2004     $349,207    $143,788
  163      $157,346       $28,624      12/31/2005           N/A           N/A           N/A             N/A     $189,050      $7,562
  170       $68,198      $148,247      12/31/2005      $220,487       $70,961      $149,525      12/31/2004     $277,532     $75,635
  176       $46,349      $189,547      12/31/2005           N/A           N/A           N/A             N/A     $231,149     $53,441
  177           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $153,163      $3,063
  180       $36,664      $193,899      12/31/2005      $213,027       $32,516      $180,511      12/31/2004     $362,690     $65,689
  183       $27,316      $139,591      12/31/2005      $158,509       $33,497      $125,012      12/31/2004     $179,222     $34,631
  187       $15,361      $127,882      12/31/2004           N/A           N/A           N/A             N/A     $203,599     $29,977
  189           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $162,537     $17,723
  192           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $211,309     $36,340
  196           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $177,045     $34,169
  198       $48,912      $125,088      12/31/2005           N/A           N/A           N/A             N/A     $188,104     $32,750
  203           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $143,814     $18,212
  204           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $141,752     $22,162
  205           N/A           N/A             N/A           N/A           N/A           N/A             N/A     $140,433     $30,104
  207           N/A           N/A             N/A           N/A           N/A           N/A             N/A      $99,750          $0

Total/Weighted Average:



                                                       Annual                        Annual        U/W
                                         Engineering   Contractual     LC & TI       Contractual   Recurring      Annual   Tax &
        U/W        U/W        U/W        Reserve at    Replacement     Reserve at    Recurring     Replacement    U/W      Insurance
#       NOI        NCF (5)    DSCR (6)   Origination   Reserve/FF&E    Origination   LC&TI         Reserve/FF&E   LC&TI    Escrows
-----   --------   --------   --------   -----------   ------------    -----------   -----------   ------------   -------  ---------
   55   $886,614   $810,320   1.36x          $39,960        $40,531       $125,000           N/A        $40,531   $35,762       Both
   57   $875,787   $872,291   1.22x              N/A         $3,470            N/A           N/A         $3,497       N/A       None
   66   $846,336   $799,005   1.52x          $63,125        $20,285       $400,000           N/A        $20,285   $27,046       Both
   75   $509,728   $491,180   1.20x              N/A            N/A            N/A       $15,156         $5,059   $13,490       Both
   81   $671,669   $563,951   1.38x              N/A              4%           N/A           N/A              4%      N/A       Both
   85   $501,119   $476,744   1.36x              N/A         $5,625            N/A       $18,750         $5,625   $18,750       Both
   99   $385,727   $373,768   1.28x              N/A         $2,760            N/A        $9,199         $2,760    $9,200       Both
 99.1
 99.2
  100   $366,482   $357,602   1.22x          $12,500            N/A            N/A           N/A         $3,806    $5,074       Both
  104   $355,227   $342,209   1.34x              N/A         $3,004            N/A       $10,014         $3,004   $10,014       Both
  111   $358,034   $349,239   1.32x              N/A            N/A            N/A           N/A         $2,932    $5,864       Both
  128   $367,669   $343,070   1.78x              N/A         $6,661            N/A           N/A         $6,662   $17,936       Both
  137   $286,443   $273,908   1.53x              N/A         $3,865       $100,000        $9,020         $3,760    $8,774       Both
137.1
137.2
137.3
137.4
  144   $452,205   $444,455   2.53x              N/A         $7,752            N/A           N/A         $7,750       N/A       Both
  146   $208,149   $203,549   1.26x              N/A         $1,150            N/A        $3,450         $1,150    $3,450       Both
  151   $222,205   $197,316   1.29x              N/A         $3,246            N/A           N/A         $3,246   $21,644       Both
  152   $203,082   $194,107   1.33x              N/A         $1,795            N/A        $7,180         $1,795    $7,180       Both
  156   $193,355   $187,691   1.33x              N/A           $944            N/A        $4,720           $944    $4,720       Both
  159   $200,161   $197,287   1.36x              N/A           $958            N/A        $1,916           $958    $1,916       Both
  160   $278,981   $256,063   1.67x              N/A            N/A            N/A           N/A        $10,856   $12,062       Both
  162   $205,419   $195,858   1.30x              N/A         $2,207            N/A        $7,355         $2,207    $7,356       Both
  163   $181,488   $174,804   1.28x              N/A            N/A            N/A           N/A         $2,865    $3,820       None
  170   $201,896   $192,333   1.54x          $11,500         $7,980            N/A           N/A         $7,980    $1,583       Both
  176   $177,708   $167,048   1.40x              N/A         $2,460        $35,000        $8,200         $2,460    $8,200       Both
  177   $150,099   $150,099   1.22x              N/A            N/A            N/A           N/A            N/A       N/A       None
  180   $297,001   $288,600   2.55x              N/A         $3,734            N/A        $3,734         $3,734    $4,668       Both
  183   $144,591   $139,480   1.26x              N/A         $1,760            N/A        $3,352         $1,760    $3,352       Both
  187   $173,622   $164,015   1.53x              N/A         $2,217            N/A        $7,390         $2,217    $7,390       Both
  189   $144,814   $142,087   1.36x              N/A           $909            N/A        $1,818           $909    $1,818       Both
  192   $174,969   $163,249   1.54x              N/A         $2,930            N/A        $8,790         $2,930    $8,790       Both
  196   $142,876   $132,602   1.36x              N/A         $1,898            N/A        $8,366         $1,898    $8,375       Both
  198   $155,354   $149,460   1.56x              N/A         $1,360            N/A        $4,534         $1,360    $4,534       None
  203   $125,603   $119,597   1.48x              N/A         $2,541        $30,000           N/A         $2,541    $3,466       Both
  204   $119,590   $117,250   1.39x              N/A         $2,340            N/A           N/A         $2,340       N/A       Both
  205   $110,329   $108,862   1.70x              N/A            N/A            N/A           N/A           $380    $1,086       None
  207    $99,750    $99,750   1.25x              N/A            N/A            N/A           N/A            N/A       N/A       None

Total/Weighted Average        1.41x




        Initial         Orig       Rem.       Orig           Rem.
        Interest Only   Amort.     Amort.     Term to        Term to            Interest    Interest Calculation    Monthly
#       Term            Term       Term (1)   Maturity (7)   Maturity (1) (7)   Rate        (30/360 / Actual/360)   Payment
-----   -------------   --------   --------   ------------   ----------------   --------    ---------------------   --------
   55              24        360        360            120                116     5.7000%              Actual/360    $49,479
   57              12        240        240            120                117     5.7100%              Actual/360    $59,483
   66               0        360        350            120                110     6.4100%              Actual/360    $43,831
   75              60        360        360            120                117     5.8000%              Actual/360    $34,032
   81               0        360        358            120                118     6.6500%              Actual/360    $34,024
   85               0        360        355            120                115     5.9300%              Actual/360    $29,158
   99               0        360        356            120                116     6.1300%              Actual/360    $24,257
 99.1
 99.2
  100               0        360        353            120                113     6.2700%              Actual/360    $24,372
  104              36        360        360            120                115     5.6400%              Actual/360    $21,334
  111               0        300        296            120                116     5.8000%              Actual/360    $22,125
  128              36        360        360            120                114     5.5900%              Actual/360    $16,057
  137              24        360        360            120                115     5.9400%              Actual/360    $14,892
137.1
137.2
137.3
137.4
  144               0        360        357            120                117     6.4200%              Actual/360    $14,667
  146              24        360        360            120                117     5.8000%              Actual/360    $13,495
  151               0        360        357            120                117     5.8600%              Actual/360    $12,757
  152              24        360        360            120                117     5.7100%              Actual/360    $12,202
  156              24        360        360            120                114     5.6900%              Actual/360    $11,740
  159               0        360        357            120                117     6.0800%              Actual/360    $12,094
  160               0        300        297            120                117     5.8800%              Actual/360    $12,740
  162               0        360        347            120                107     6.4400%              Actual/360    $12,563
  163               0        360        354            120                114     5.9000%              Actual/360    $11,418
  170              24        360        360            120                114     5.6800%              Actual/360    $10,424
  176              12        360        360            120                113     6.0400%              Actual/360     $9,943
  177               0        360        358            120                118     6.4400%              Actual/360    $10,238
  180              24        360        360            120                111     5.8600%              Actual/360     $9,449
  183               0        360        356            120                116     5.9400%              Actual/360     $9,233
  187               0        360        355            120                115     5.9600%              Actual/360     $8,955
  189               0        360        357            120                117     5.9500%              Actual/360     $8,707
  192               0        360        357             60                 57     6.1900%              Actual/360     $8,810
  196               0        360        355             60                 55     6.0000%              Actual/360     $8,154
  198              24        360        360            120                115     6.0400%              Actual/360     $7,978
  203               0        360        355             60                 55     6.0000%              Actual/360     $6,715
  204               0        300        295            120                115     5.9200%              Actual/360     $7,034
                        Interest   Interest
  205             120   Only       Only                120                113     6.0100%              Actual/360     $5,332
  207               0        360        358            120                118     6.5200%              Actual/360     $6,651

Total/Weighted Average                                                            5.9812%                           $604,343



                                                                                              Original      Original
                                                                                   Original   Yield         Prepayment   Original
        First                                                                      Lockout    Maintenance   Premium      Open
        Payment     Maturity                               Prepayment Provision    Period     Period        Period       Period
#       Date        Date        ARD (8)    Seasoning (1)   as of Origination (9)   (Months)   (Months)      (Months)     (Months)
-----   ---------   ---------   --------   -------------   ---------------------   --------   -----------   ----------   --------
   55    6/1/2007    5/1/2017   N/A                    4   Lock/116_0.0%/4              116             0            0          4
   57    7/1/2007    6/1/2017   N/A                    3   Lock/116_0.0%/4              116             0            0          4
   66   12/1/2006   11/1/2016   N/A                   10   Lock/116_0.0%/4              116             0            0          4
   75    7/1/2007    6/1/2017   N/A                    3   Lock/116_0.0%/4              116             0            0          4
   81    8/1/2007    7/1/2017   N/A                    2   Lock/116_0.0%/4              116             0            0          4
   85    5/1/2007    4/1/2017   N/A                    5   Lock/116_0.0%/4              116             0            0          4
   99    6/1/2007    5/1/2017   N/A                    4   Lock/116_0.0%/4              116             0            0          4
 99.1
 99.2
  100    3/1/2007    2/1/2017   N/A                    7   Lock/116_0.0%/4              116             0            0          4
  104    5/1/2007    4/1/2017   N/A                    5   Lock/116_0.0%/4              116             0            0          4
  111    6/1/2007    5/1/2017   N/A                    4   Lock/116_0.0%/4              116             0            0          4
  128    4/1/2007    3/1/2017   N/A                    6   Lock/116_0.0%/4              116             0            0          4
  137    5/1/2007    4/1/2017   N/A                    5   Lock/116_0.0%/4              116             0            0          4
137.1
137.2
137.3
137.4
  144    7/1/2007    6/1/2017   N/A                    3   Lock/116_0.0%/4              116             0            0          4
  146    7/1/2007    6/1/2017   N/A                    3   Lock/116_0.0%/4              116             0            0          4
  151    7/1/2007    6/1/2017   N/A                    3   Lock/116_0.0%/4              116             0            0          4
  152    7/1/2007    6/1/2017   N/A                    3   Lock/116_0.0%/4              116             0            0          4
  156    4/1/2007    3/1/2017   N/A                    6   Lock/116_0.0%/4              116             0            0          4
  159    7/1/2007    6/1/2017   N/A                    3   Lock/116_0.0%/4              116             0            0          4
  160    7/1/2007    6/1/2017   N/A                    3   Lock/47_YM1/69_0.0%/4         47            69            0          4
  162    9/1/2006    8/1/2016   N/A                   13   Lock/116_0.0%/4              116             0            0          4
  163    4/1/2007    3/1/2017   N/A                    6   Lock/116_0.0%/4              116             0            0          4
  170    4/1/2007    3/1/2017   N/A                    6   Lock/116_0.0%/4              116             0            0          4
  176    3/1/2007    2/1/2017   N/A                    7   Lock/116_0.0%/4              116             0            0          4
  177    8/1/2007    7/1/2037   7/1/2017               2   Lock/116_0.0%/4              116             0            0          4
  180    1/1/2007   12/1/2016   N/A                    9   Lock/48_YM1/68_0.0%/4         48            68            0          4
  183    6/1/2007    5/1/2017   N/A                    4   Lock/116_0.0%/4              116             0            0          4
  187    5/1/2007    4/1/2017   N/A                    5   Lock/116_0.0%/4              116             0            0          4
  189    7/1/2007    6/1/2017   N/A                    3   Lock/116_0.0%/4              116             0            0          4
  192    7/1/2007    6/1/2012   N/A                    3   Lock/56_0.0%/4                56             0            0          4
  196    5/1/2007    4/1/2012   N/A                    5   Lock/56_0.0%/4                56             0            0          4
  198    5/1/2007    4/1/2017   N/A                    5   Lock/116_0.0%/4              116             0            0          4
  203    5/1/2007    4/1/2012   N/A                    5   Lock/56_0.0%/4                56             0            0          4
  204    5/1/2007    4/1/2017   N/A                    5   Lock/116_0.0%/4              116             0            0          4
  205    3/1/2007    2/1/2017   N/A                    7   Lock/116_0.0%/4              116             0            0          4
  207    8/1/2007    7/1/2037   7/1/2017               2   Lock/116_0.0%/4              116             0            0          4

Total/Weighted Average:




                                       Yield         Prepayment
                          Lockout      Maintenance   Premium      Yield                           Utilities
                          Expiration   Expiration    Expiration   Maintenance   Administration    Multifamily Tenant   Multifamily
#       Defeasance (10)   Date         Date          Date         Spread        Fees              Pays                 Elevators
-----   ---------------   ----------   -----------   ----------   -----------   --------------    ------------------   -----------
   55   Yes                 2/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
   57   Yes                 3/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
   66   Yes                 8/1/2016           N/A          N/A           N/A          0.08108%                  N/A           N/A
   75   Yes                 3/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
   81   Yes                 4/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
   85   Yes                 1/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
   99   Yes                 2/1/2017           N/A          N/A           N/A          0.08108%
 99.1                                                                                                            N/A           N/A
 99.2                                                                                                            N/A           N/A
  100   Yes                11/1/2016           N/A          N/A           N/A          0.08108%                  N/A           N/A
  104   Yes                 1/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
  111   Yes                 2/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
  128   Yes                12/1/2016           N/A          N/A           N/A          0.08108%                  N/A           N/A
  137   Yes                 1/1/2017           N/A          N/A           N/A          0.08108%
137.1                                                                                                            N/A           N/A
137.2                                                                                                            N/A           N/A
137.3                                                                                                            N/A           N/A
137.4                                                                                                            N/A           N/A
  144   Yes                 3/1/2017           N/A          N/A           N/A          0.08108%                  N/A             1
  146   Yes                 3/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
  151   Yes                 3/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
  152   Yes                 3/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
  156   Yes                12/1/2016           N/A          N/A           N/A          0.08108%                  N/A           N/A
  159   Yes                 3/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
  160   No                  6/1/2011      3/1/2017          N/A        T-Flat          0.08108%                  N/A           N/A
  162   Yes                 5/1/2016           N/A          N/A           N/A          0.08108%                  N/A           N/A
  163   Yes                12/1/2016           N/A          N/A           N/A          0.08108%                  N/A           N/A
  170   Yes                12/1/2016           N/A          N/A           N/A          0.08108%                  N/A           N/A
  176   Yes                11/1/2016           N/A          N/A           N/A          0.08108%                  N/A           N/A
  177   Yes                 4/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
  180   No                  1/1/2011      9/1/2016          N/A        T-Flat          0.08108%                  N/A           N/A
  183   Yes                 2/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
  187   Yes                 1/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
  189   Yes                 3/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
  192   Yes                 3/1/2012           N/A          N/A           N/A          0.08108%                  N/A           N/A
  196   Yes                 1/1/2012           N/A          N/A           N/A          0.08108%                  N/A           N/A
  198   Yes                 1/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
  203   Yes                 1/1/2012           N/A          N/A           N/A          0.08108%                  N/A           N/A
  204   Yes                 1/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A
  205   Yes                11/1/2016           N/A          N/A           N/A          0.08108%                  N/A           N/A
  207   Yes                 4/1/2017           N/A          N/A           N/A          0.08108%                  N/A           N/A

Total/Weighted Average:





        Subject   Subject     Subject     Subject   Subject      Subject     Subject   Subject     Subject     Subject   Subject
        Studio    Studio      Studio      1 BR      1 BR         1 BR        2 BR      2 BR        2 BR        3 BR      3 BR
#       Units     Avg. Rent   Max. Rent   Units     Avg. Rent    Max. Rent   Units     Avg. Rent   Max. Rent   Units     Avg. Rent
-----   -------   ---------   ---------   -------   ---------    ---------   -------   ---------   ---------   -------   ---------
   55       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
   57       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
   66       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
   75       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
   81       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
   85       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
   99
 99.1       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
 99.2       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  100       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  104       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  111       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  128       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  137
137.1       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
137.2       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
137.3       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
137.4       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  144        17     $12,138     $15,433       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  146       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  151       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  152       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  156       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  159       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  160       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  162       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  163       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  170       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  176       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  177       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  180       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  183       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  187       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  189       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  192       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  196       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  198       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  203       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  204       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  205       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A
  207       N/A         N/A         N/A       N/A         N/A    N/A         N/A       N/A         N/A         N/A       N/A

Total/Weighted Average:




        Subject     Subject   Subject     Subject     Subject   Subject     Subject
        3 BR        4 BR      4 BR        4 BR        5 BR      5BR         5 BR        Co-op Appraised   Co-op LTV
#       Max. Rent   Units     Avg. Rent   Max. Rent   Units     Avg. Rent   Max. Rent   Value as Co-op    as Co-op (1)
-----   ---------   -------   ---------   ---------   -------   ---------   ---------   ---------------   ------------
   55   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
   57   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
   66   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
   75   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
   81   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
   85   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
   99                                                                                   N/A               N/A
 99.1   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
 99.2   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  100   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  104   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  111   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  128   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  137                                                                                   N/A               N/A
137.1   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
137.2   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
137.3   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
137.4   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  144   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  146   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  151   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  152   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  156   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  159   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  160   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  162   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  163   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  170   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  176   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  177   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  180   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  183   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  187   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  189   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  192   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  196   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  198   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  203   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  204   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  205   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A
  207   N/A         N/A       N/A         N/A         N/A       N/A         N/A         N/A               N/A

Total/Weighted Average:



        Co-op Appraised   Co-op LTV       Sponsor   Sponsor   Sponsor        Investor   Investor   Investor       Co-op
#       Value as Rental   as Rental (1)   Units     Percent   Carry Amount   Units      Percent    Carry Amount   Owned Units
-----   ---------------   -------------   -------   -------   ------------   --------   --------   ------------   -----------
   55   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
   57   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
   66   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
   75   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
   81   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
   85   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
   99   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
 99.1   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
 99.2   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  100   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  104   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  111   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  128   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  137   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
137.1   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
137.2   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
137.3   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
137.4   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  144   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  146   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  151   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  152   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  156   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  159   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  160   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  162   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  163   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  170   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  176   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  177   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  180   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  183   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  187   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  189   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  192   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  196   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  198   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  203   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  204   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  205   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A
  207   N/A               N/A             N/A       N/A       N/A            N/A        N/A        N/A            N/A

Total/Weighted Average:


                                                             Major                                                        Major
        Co-op           Co-op Commercial   Co-op             Tenant #1                                                    Tenant #1
#       Owned Percent   Square Footage     Conversion Date   Name                                                         Sq. Ft.
-----   -------------   ----------------   ---------------   ----------------------------------------------------------   ---------
   55   N/A             N/A                N/A               Amish Country Farmer's Market                                   27,500
   57   N/A             N/A                N/A               St. Mary's Medical                                              34,966
   66   N/A             N/A                N/A               Roses                                                           54,000
   75   N/A             N/A                N/A               Buy Rite                                                         6,884
   81   N/A             N/A                N/A               N/A                                                                N/A
   85   N/A             N/A                N/A               Kineses Inc                                                     15,934
   99   N/A             N/A                N/A
 99.1   N/A             N/A                N/A               Edwin Watts Golf                                                 9,999
 99.2   N/A             N/A                N/A               Tricuspid Management Group (Intracore Healthcare Services)       2,400
  100   N/A             N/A                N/A               American Automatic Sprinkler Co. Inc.                           25,372
  104   N/A             N/A                N/A               Bon Secours- St. Francis Family Medicine Center                 12,336
  111   N/A             N/A                N/A               L.H. Cranston                                                   29,319
  128   N/A             N/A                N/A               Winn-Dixie                                                      44,000
  137   N/A             N/A                N/A
137.1   N/A             N/A                N/A               Agave Grill                                                      8,000
137.2   N/A             N/A                N/A               The Ambler Spa, LLC                                              2,200
137.3   N/A             N/A                N/A               Pallidio                                                         3,200
137.4   N/A             N/A                N/A               Charlie Packman's Fitness , Inc                                  5,300
  144   N/A             N/A                N/A               N/A                                                                N/A
  146   N/A             N/A                N/A               Casual Living                                                    6,000
  151   N/A             N/A                N/A               Walker Pharmacy Inc                                              5,272
  152   N/A             N/A                N/A               Kako                                                             5,000
  156   N/A             N/A                N/A               Massage Envy                                                     3,500
  159   N/A             N/A                N/A               Village Podiatry Group                                           3,114
  160   N/A             N/A                N/A               Harvey's                                                        33,800
  162   N/A             N/A                N/A               Smith Winchester, Inc.                                           7,530
  163   N/A             N/A                N/A               Tractor Supply                                                  19,097
  170   N/A             N/A                N/A               Food Lion                                                       25,000
  176   N/A             N/A                N/A               Dollar Tree                                                      4,640
  177   N/A             N/A                N/A               Citibank                                                         4,400
  180   N/A             N/A                N/A               Gorman's Gallery, Inc.                                          23,337
  183   N/A             N/A                N/A               Baltimore Heart Associates                                       8,379
  187   N/A             N/A                N/A               Mr. Mattress                                                     2,500
  189   N/A             N/A                N/A               A.G. Edwards and Sons                                            9,090
  192   N/A             N/A                N/A               Renegade, Inc.                                                  21,800
  196   N/A             N/A                N/A               Dr. Paul Harnetty                                                4,350
  198   N/A             N/A                N/A               Dr. Silver                                                       2,961
  203   N/A             N/A                N/A               Movie Gallery                                                    3,150
  204   N/A             N/A                N/A               Wan Shou Funeral Home                                            1,600
  205   N/A             N/A                N/A               Auto Zone                                                        5,070
  207   N/A             N/A                N/A               National City Bank                                               3,475

Total/Weighted Average:




        Major             Major                                  Major       Major             Major
        Tenant #1 Lease   Tenant #2                              Tenant #2   Tenant #2 Lease   Tenant #3
#       Expiration Date   Name                                   Sq. Ft.     Expiration Date   Name
-----   ---------------   ------------------------------------   ---------   ---------------   -----------------------------------
   55         6/30/2022   Craft Connection, Inc                     15,000         4/30/2010    Rite Aid
   57         1/31/2017   N/A                                          N/A               N/A    N/A
   66         8/31/2012   Food Lion, Inc                            30,280        10/10/2012    CVS Pharmacy
   75         1/31/2022   RR Salvage                                 3,590         2/28/2012    Golden Bagel
   81               N/A   N/A                                          N/A               N/A    N/A
   85        12/31/2019   Little Gym                                 4,212         1/31/2016    Vascular Access Management
   99
 99.1         6/30/2019   N/A                                          N/A               N/A    N/A
 99.2         3/31/2011   CARS Family Dollar                         2,100        12/31/2011    Georgia Veterinary Associates, Inc.
  100         1/31/2019   N/A                                          N/A               N/A    N/A
  104         9/30/2015   Bon Secours-Sleep Lab                      3,645         1/31/2017    N/A
  111         3/31/2022   N/A                                          N/A               N/A    N/A
  128        12/11/2016   Quiznos                                    1,648        11/30/2011    Citi Financial
  137
137.1        10/31/2011   N/A                                          N/A               N/A    N/A
137.2         2/28/2012   Ambler Martial Arts Academy                1,675        12/31/2011    Credit Report Advocates
137.3        10/31/2009   N/A                                          N/A               N/A    N/A
137.4        10/31/2010   N/A                                          N/A               N/A    N/A
  144               N/A   N/A                                          N/A               N/A    N/A
  146        10/14/2010   Bonefish/Carolinas LLP                     5,500        10/31/2015    N/A
  151        11/30/2012   Altech Industries & Development, Inc       3,976        11/30/2012    Merrill Lynch
  152         4/30/2011   Van Epps Assoc                             4,983         5/31/2019    Paperhost.com
  156        11/30/2011   Family Smile Center                        2,030        11/30/2011    TST Wireless
  159          4/1/2019   Dermatology Spec. Of North Atlanta         2,367        12/20/2009    Southern Gastroenterology
  160        12/31/2009   Blockbuster                                3,870         4/30/2010    Cadre Shops
  162         3/31/2011   Ron Jona & Associates, Inc.                5,580         6/30/2011    Tel-Adjust
  163         2/22/2020   N/A                                          N/A               N/A    N/A
  170        11/12/2011   Variety Wholesalers                        6,000               MTM    Movie Gallery
  176        10/31/2010   Cato                                       4,240         1/31/2011    Shoe Show
  177         7/19/2021   N/A                                          N/A               N/A    N/A
  180         8/31/2021   N/A                                          N/A               N/A    N/A
  183         4/30/2013   N/A                                          N/A               N/A    N/A
  187         6/30/2009   Hung Quoc Pham & Le Nguyen                 1,630        12/31/2016    Mun Kim
  189         7/31/2016   N/A                                          N/A               N/A    N/A
  192         3/31/2016   Edwards Plastering                         7,500         3/31/2016    N/A
  196        10/31/2011   Cornerstone Management Associates          4,350         3/31/2010    Hearing Associates Inc.
  198         3/31/2012   Dr. Samson                                 2,292         3/31/2012    Dr. Kreiger
  203         3/31/2012   Downtown Pizza                             2,800         5/31/2009    Radio Shack
  204         4/30/2019   N/A                                          N/A               N/A    N/A
  205         5/31/2024   N/A                                          N/A               N/A    N/A
  207        11/30/2025   N/A                                          N/A               N/A    N/A

Total Weighted/Average:

        Major       Major             Initial     Initial    Initial other                    Contractual   Contractual
        Tenant #3   Tenant #3 Lease   Interest    Other      Reserve                          Other         Other Reserve
#       Sq. Ft.     Expiration Date   Reserve     Reserve    Description                      Reserve       Description
-----   ---------   ---------------   --------    --------   ------------------------------   -----------   -------------
   55       9,775        11/30/2011         $0     $36,960   Repair and Remediation Reserve   N/A           N/A
   57         N/A               N/A         $0    N/A        N/A                              N/A           N/A
   66       8,470        11/30/2012         $0    N/A        N/A                              N/A           N/A
   75       2,362         1/31/2022         $0    N/A        N/A                              N/A           N/A
   81         N/A               N/A         $0    $312,000   Windstorm Insurance Reserve      N/A           N/A
   85       3,525        11/30/2013         $0    N/A        N/A                              N/A           N/A
   99                                       $0    N/A        N/A                              N/A           N/A
 99.1         N/A               N/A
 99.2       1,500        12/31/2009
  100         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  104         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  111         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  128       1,600         8/31/2010         $0    N/A        N/A                              N/A           N/A
  137                                       $0    N/A        N/A                              N/A           N/A
137.1         N/A               N/A
137.2       1,675        12/31/2011
137.3         N/A               N/A
137.4         N/A               N/A
  144         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  146         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  151       2,600        11/30/2012         $0    N/A        N/A                              N/A           N/A
  152       4,119         7/31/2010         $0    N/A        N/A                              N/A           N/A
  156       1,440        12/31/2012         $0    N/A        N/A                              N/A           N/A
  159       1,950          4/1/2019         $0    N/A        N/A                              N/A           N/A
  160       2,400         9/30/2009         $0    N/A        N/A                              N/A           N/A
  162       1,200               MTM         $0    N/A        N/A                              N/A           N/A
  163         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  170       3,600         1/31/2013         $0    N/A        N/A                              N/A           N/A
  176       2,800         1/31/2009         $0    N/A        N/A                              N/A           N/A
  177         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  180         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  183         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  187       1,630         5/30/2015         $0     $40,000   Lease Up Resrve                  N/A           N/A
  189         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  192         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  196       2,467         2/28/2011         $0    N/A        N/A                              N/A           N/A
  198       2,121         3/31/2012         $0    N/A        N/A                              N/A           N/A
  203       2,800         3/31/2010         $0    N/A        N/A                              N/A           N/A
  204         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  205         N/A               N/A         $0    N/A        N/A                              N/A           N/A
  207         N/A               N/A         $0    N/A        N/A                              N/A           N/A

Total/Weighted Average:





                    Letter                   Earnout           Additional   Additional   Additional
        Letter of   of Credit     Earnout    Reserve           Collateral   Collateral   Collateral         Existing Secured
#       Credit      Description   Reserve    Description       Amount       Event Date   Description        Secondary Financing
-----   ---------   -----------   --------   ----------------  ----------   ----------   ----------------   -------------------
   55   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
   57   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
   66   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
   75   N/A         N/A           $100,000   Lease-Up Reserve   $100,000    10/1/2007    Lease-Up Reserve   N/A
   81   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
   85   N/A         N/A           $400,000   Lease-Up Reserve    $400,000   6/1/2008     Lease-Up Reserve   N/A
   99   N/A         N/A           $230,000   Lease Up Reserve    $230,000   9/1/2008     Lease-Up Reserve   N/A
 99.1
 99.2
  100   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  104   N/A         N/A           $500,000   Lease Up Reserve    $500,000   3/1/2010     Lease-Up Reserve   N/A
  111   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  128   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  137   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
137.1
137.2
137.3
137.4
  144   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  146   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  151   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  152   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  156   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  159   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  160   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  162   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  163   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  170     $25,000   In lieu of
                    monthly TI/LC
                    reserves with
                    respect to
                    tenants other
                    than Food
                    Lion          N/A        N/A               N/A          N/A          N/A                N/A
  176   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  177   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  180   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  183   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  187   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  189   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  192   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  196   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  198   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  203   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  204   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  205   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A
  207   N/A         N/A           N/A        N/A               N/A          N/A          N/A                N/A

Total/Weighted Average:


                                                                        Initial
        Description of Existing       Description of                    Replacement   Total # of     Total # of   No. # Studio
#       Secured Secondary Financing   Lock Box                          Reserve       Unsold Units   Sold Units   Sold Units
-----   ---------------------------   -------------------------------   -----------   ------------   ----------   ------------
   55   N/A                           N/A                               N/A           N/A            N/A          N/A
   57   N/A                           Springing                         N/A           N/A            N/A          N/A
   66   N/A                           Springing Cash Flow Sweep         N/A           N/A            N/A          N/A
   75   N/A                           N/A                               N/A           N/A            N/A          N/A
   81   N/A                           N/A                               N/A           N/A            N/A          N/A
   85   N/A                           N/A                               N/A           N/A            N/A          N/A
   99   N/A                           Springing                         N/A           N/A            N/A          N/A
 99.1                                                                                 N/A            N/A          N/A
 99.2                                                                                 N/A            N/A          N/A
  100   N/A                           Springing Cash Flow Sweep         N/A           N/A            N/A          N/A
  104   N/A                           N/A                               N/A           N/A            N/A          N/A
  111   N/A                           N/A                               N/A           N/A            N/A          N/A
  128   N/A                           Springing                         N/A           N/A            N/A          N/A
  137   N/A                           N/A                               N/A           N/A            N/A          N/A
137.1                                                                                 N/A            N/A          N/A
137.2                                                                                 N/A            N/A          N/A
137.3                                                                                 N/A            N/A          N/A
137.4                                                                                 N/A            N/A          N/A
  144   N/A                           N/A                               N/A           N/A            N/A          N/A
  146   N/A                           Springing                         N/A           N/A            N/A          N/A
  151   N/A                           N/A                               N/A           N/A            N/A          N/A
  152   N/A                           N/A                               N/A           N/A            N/A          N/A
  156   N/A                           N/A                               N/A           N/A            N/A          N/A
  159   N/A                           N/A                               N/A           N/A            N/A          N/A
  160   N/A                           N/A                               N/A           N/A            N/A          N/A
  162   N/A                           N/A                               N/A           N/A            N/A          N/A
  163   N/A                           Springing Cash Flow Sweep         N/A           N/A            N/A          N/A
  170   N/A                           Springing                         N/A           N/A            N/A          N/A
  176   N/A                           N/A                               N/A           N/A            N/A          N/A
  177   N/A                           Hard, Springing Cash Flow Sweep   N/A           N/A            N/A          N/A
  180   N/A                           Springing                         N/A           N/A            N/A          N/A
  183   N/A                           N/A                               N/A           N/A            N/A          N/A
  187   N/A                           N/A                               N/A           N/A            N/A          N/A
  189   N/A                           Springing Cash Flow Sweep         N/A           N/A            N/A          N/A
  192   N/A                           N/A                               N/A           N/A            N/A          N/A
  196   N/A                           N/A                               N/A           N/A            N/A          N/A
  198   N/A                           Springing                         N/A           N/A            N/A          N/A
  203   N/A                           N/A                               N/A           N/A            N/A          N/A
  204   N/A                           N/A                               N/A           N/A            N/A          N/A
  205   N/A                           N/A                               N/A           N/A            N/A          N/A
  207   N/A                           Hard, Springing Cash Flow Sweep   N/A           N/A            N/A          N/A

Total/Weighted Average:



        No. # 1BR    No. # 2BR    No. # 3BR    No. # 4BR    No. # 5BR
#       Sold Units   Sold Units   Sold Units   Sold Units   Sold Units
-----   ----------   ----------   ----------   ----------   ----------
   55   N/A          N/A          N/A                0.01            0
   57   N/A          N/A          N/A                0.01            0
   66   N/A          N/A          N/A                0.01            0
   75   N/A          N/A          N/A               0.005            0
   81   N/A          N/A          N/A                 N/A            0
   85   N/A          N/A          N/A                0.01            0
   99   N/A          N/A          N/A                0.01            0
 99.1   N/A          N/A          N/A                0.01            0
 99.2   N/A          N/A          N/A                0.01            0
  100   N/A          N/A          N/A                0.01            0
  104   N/A          N/A          N/A                0.01            0
  111   N/A          N/A          N/A                0.01            0
  128   N/A          N/A          N/A                0.01            0
  137   N/A          N/A          N/A                0.01            0
137.1   N/A          N/A          N/A                0.01            0
137.2   N/A          N/A          N/A                0.01            0
137.3   N/A          N/A          N/A                0.01            0
137.4   N/A          N/A          N/A                0.01            0
  144   N/A          N/A          N/A                0.01            0
  146   N/A          N/A          N/A                0.01            0
  151   N/A          N/A          N/A                0.01            0
  152   N/A          N/A          N/A                0.01            0
  156   N/A          N/A          N/A                0.01            0
  159   N/A          N/A          N/A                0.01            0
  160   N/A          N/A          N/A                0.01            0
  162   N/A          N/A          N/A                0.01            0
  163   N/A          N/A          N/A                0.01            0
  170   N/A          N/A          N/A                0.01            0
  176   N/A          N/A          N/A                0.01            0
  177   N/A          N/A          N/A                0.01            0
  180   N/A          N/A          N/A                0.01            0
  183   N/A          N/A          N/A                0.01            0
  187   N/A          N/A          N/A                0.01            0
  189   N/A          N/A          N/A                0.01            0
  192   N/A          N/A          N/A                0.01            0
  196   N/A          N/A          N/A                0.01            0
  198   N/A          N/A          N/A                0.01            0
  203   N/A          N/A          N/A                0.01            0
  204   N/A          N/A          N/A                0.01            0
  205   N/A          N/A          N/A                0.01            0
  207   N/A          N/A          N/A                0.01            0

Total/Weighted Average:


(A)   The Underlying Mortgage Loans secured by RV Dakota Ridge RV Park, RV Elk Meadows RV Park and RV Spruce Lake RV Park
      are cross-collateralized and cross-defaulted.
(1)   Based on a Cut-off date in September 2007.
(2)   At maturity with respect to Balloon Loans or at the anticipated repayment date in the case of ARD Loans, there can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraisal value.
(3)   For hospitality properties, the occupancy presented above is the occupancy concluded by the respective loan seller at underwriting based on historical performance and future outlook. For further description of the underwriting criteria, please see "Description of the Sponsors" in the accompanying free writing prospectus.
(4)   In the case of cross-collateralized and cross-defaulted underlying mortgage loans, the combined LTV is presented for each and every related underlying mortgage loan.
(5)   U/W NCF reflects the net cash flow after underwritten replacement reserves, underwritten LC's & TI's and underwritten FF&E.
(6)   DSCR is based on the amount of the monthly payments presented. In the case of cross-collateralized and cross-defaulted underlying mortgage loans the combined DSCR is presented for each and every related underlying mortgage loan.
(7)   At maturity with respect to Balloon Loans or at the anticipated repayment date in the case of ARD Loans.
(8)   Anticipated Repayment Date.
(9)   Prepayment Provision as of Origination:
      Lock/(x) = Lockout or Defeasance for (x) payments
      YMA/(y) = Greater of Yield Maintenance Premium and A% Prepayment for (y) payments
      A%/(y) = A% Prepayment for (y) payments
      0.0%/(z) = Prepayable at par for (z) payments
(10)  "Yes" means that defeasance is permitted notwithstanding the Lockout Period.
(11)  The Shutters on the Beach & Casa Del Mar Portfolio Loan is evidenced by a $310 million mortgage loan and a subordinate mezzanine loan in the amount of $72 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the
      $310 million mortgage loan.
(12)  The 245 Fifth Avenue Loan is evidenced by a $140 million mortgage loan and a subordinate mezzanine loan in the amount of
      $53 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $140 million mortgage loan.
(13)  The City Tower Loan is evidenced by a $115 million mortgage loan and a subordinate mezzanine loan in the amount of
      $25 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $115 million mortgage loan.
(14)  The 2600 Michelson Loan is evidenced by a $95 million mortgage loan and a subordinate mezzanine loan in the amount of
      $15 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $95 million mortgage loan.
(15)  The Meyberry House Loan is evidenced by a $90 million mortgage loan and a subordinate mezzanine loan in the amount of
      $34 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $90 million mortgage loan.
(16)  The underwriting projects that 80% of the units are unregulated, 19.4% are regulated and 0.6% are employee units.
(17)  Beginning on the three month anniversary of the first payment date of the loan, the borrower will also have the option to obtain a release of: (i) the Parking Garage by paying the Parking Garage Release Amount ($8,800,000) and/or (ii) the Medical
      Office Space by paying the Medical Office Space Release Amount ($8,800,000). In connection with the release of either parcel, the borrower is not obligated to pay Required Yield Maintenance.
(18)  The Esquire Portfolio Loan is evidenced by a $31 million mortgage loan and a subordinate mezzanine loan in the amount of
      $3.17 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $31 million mortgage loan.
(19)  The underwriting projects that 49.1% of the units are unregulated, 49.1% are regulated and 1.8% are employee units.
(20)  The Artisan Las Vegas Portfolio Loan is evidenced by a $30.3 million mortgage loan and a subordinate mezzanine loan in the amount of $9.47 million. The mezzanine loan is secured by a pledge of ownership interest in the borrower, has standard lender protection, and is subject to standard intercreditor agreements. All calculations are based on the $30.3 million mortgage loan.
(21)  Commencing on the second anniversary of the REMIC start-up date as defined in the relevant loan documents, the borrower will also have the option to obtain a release of the mortgaged real property from the lien of the mortgage loan through defeasance.
(22)  Prior to the Defeasance Lockout Date, the borrower has the right to partially prepay the mortgage loan and obtain release of an Individual Property for up to 25% of the original principal amount of the mortgage loan by paying the Adjusted Release
      Amount plus the Required Yield Maintenance. After the Defeasance Lockout Date, the borrower can obtain a release of such parcels only through defeasing the applicable portion of the mortgage loan.
(23)  With respect to the St. Luke's at Cypress Woods Loan, the Cut-Off LTV, Maturity LTV, and Appraised Value are based upon the appraiser's concluded As Is value. In addition, the appraiser also concluded a prospective As Stabilized value of $41,500,000 as of September 1, 2008, resulting in a Cut-Off LTV of 76.6% and a Maturity LTV of 76.6.%.
(24)  The underlying mortgage loan is structured with an earnout/holdback or stabilization reserve. The Cut-Off LTV and Maturity
      LTV for the loan is shown net of its reserve.
(25)  With respect to the Champions Centre Apartments Loan, the Cut-Off LTV, Maturity LTV, and Appraised Value are based upon the appraiser's concluded As Is value. In addition, the appraiser also concluded a prospective As Stabilized value of $16,350,000 as of October 4, 2007, resulting in a Cut-Off LTV of 79.5% and a Maturity LTV of 79.5%.
(26)  With respect to the 1208B VFW Parkway Loan, the Cut-Off LTV, Maturity LTV, and Appraised value are based upon stabilized values. The As is Appraised value is $6,200,000 (as of 1/3/2007).
(27)  With respect to the 1250B Auburn Road Loan, the Cut-Off LTV, Maturity LTV, and Appraised value are based upon stabilized values. The As is Appraised value is $2,250,000 (as of 3/10/2007).
(28)  With respect to the Tower Professional Loan, the Cut-Off LTV, Maturity LTV, and Appraised value are based upon stabilized values. The As is Appraised value is $4,700,000 (as of 12/7/2006).
(29)  The borrower has the obligation to prepay the loan, to the extent necessary, upon the State of Illinois exercising its option to purchase certain two parcels, which the State of Illinois currently leases. If the State of Illinois exercises such purchase option during the defeasance lockout period, or if the borrower is otherwise unable to defease due to REMIC restrictions, then the borrower must prepay the loan, to the extent necessary, with the Required Yield Maintenance plus 1%.
      After the defeasance lockout period, the loan can only be defeased unless the borrower is otherwise unable to defease the loan due to REMIC restrictions.
(30)  Commencing on the second anniversary of the REMIC start-up date as defined in the relevant loan documents, the borrower will also have the option to obtain a release of the of either: (i) the Drug Mart Plaza - Upper Sandusky mortgaged real property from the lien of the mortgage by prepaying 125% of the Minimum Release Payment or, (ii) the Drug Mart Plaza - Parma Heights
      mortgaged real property by prepaying 140% of Minimum Release Payment. In addition to such partial prepayment amount, the borrower is also obligated to pay a prepayment penalty in the amount of the Required Yield Maintenance.
(31)  Commencing on the second anniversary of the REMIC start-up date as defined in the relevant loan documents, the borrower will also have the option to obtain a release of the Shoppes at Midtown mortgaged real property from the lien of the mortgage by
      (i) prepaying 29% of the outstanding loan balance if the earnout reserve has been released, or (ii) 35% of the outstanding loan balance, if the earnout has not been released. In addition to such partial prepayment amount, the borrower is also obligated to pay a prepayment penalty in the amount of the Required Yield Maintenance.


                                  See Attached

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

                                      None

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                      None

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

                                  See Attached

                         Exception Report - Schedule V

       EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL
                      MORTGAGE LOANS (2007-C4) (NCB, FSB)

Rep No.  Mortgage Loan (Borrower)  Explanation
-------  ------------------------  -----------
xxiii    Lithia Lane, LLC          The related Mortgaged Property is not covered
                                   by business interruption or rental loss
                                   insurance. However, the property is net
                                   leased to Citibank, F.S.B, and, pursuant to the lease, the tenant does not have a right to offset or abate rent in the event of a casualty or condemnation.

                                  Schedule V-1

  Mortgage Loans With Subordinate Secured Indebtedness or Mezzanine Financing

                                                                       EXHIBIT A

                         REPRESENTATIONS AND WARRANTIES
                          REGARDING THE MORTGAGE LOANS

            For purposes of these representations and warranties, the phrase "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to make such inquiry or perform such due diligence, other than making such inquiry or performing such due diligence as would be customarily performed by prudent commercial or multifamily mortgage lenders or servicers (as the case may be) with respect to similar mortgage loans or mortgaged properties. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking of such action by, either the Seller or any servicer acting on its behalf.

            The Seller hereby represents and warrants, subject to the exceptions set forth in the applicable Exception Report, with respect to the Mortgage Loans that as of the date herein below specified or, if no such date is specified, as of the date of this Agreement:

            (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

            (ii) Each Mortgage Loan was either:

                  (1) originated by a savings and loan association, savings
            bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including the Seller, a "Qualified Originator"); or

                  (2) if originated by a person which is not a Qualified
            Originator (any such person, a "Non-Qualified Originator"), then:

                        (a) such Mortgage Loan was underwritten in accordance
                  with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

                        (b) the Qualified Originator approved each application
                  and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

                        (c) the Mortgage Loan was originated by the
                  Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

                        (d) the closing documents for the Mortgage Loan were
                  prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                              i. such closing documents reflect the Qualified
                        Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                              ii. such closing documents reflect the
                        Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                              iii. such closing documents reflect the
                        Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

            (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

            (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or any other interests or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection herewith;

            (v) To Seller's knowledge, based on the related borrower's representations and covenants in the related mortgage loan documents and such other due diligence as a reasonably prudent commercial mortgage lender would deem appropriate, the borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date and to Seller's actual knowledge, such licenses, permits and authorizations are still valid and in full force and effect;

            (vi) Each related Note, Mortgage, assignment of leases (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no right of offset, rescission, abatement or diminution or valid defense or counterclaim available to the related borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) The Mortgage File contains an Assignment of Leases, either as a separate instrument or incorporated into the related Mortgage. Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to Permitted Encumbrances (as defined below) and to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

            (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if the Assignment of Leases is a separate document from the Mortgage, is in recordable form (but for the insertion of the name and address of the assignee and any related recording information, which is not yet available to the Seller), and such assignments and any assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (ix) Since origination (a) except as set forth in the related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded in whole or in part and (b) each related Mortgaged Property has not been released, in whole or in part, from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage and since August 24, 2007, no waiver, consent, modification, assumption, alteration, satisfaction, cancellation, subordination or rescission which changes the terms of, or the security for, the Mortgage Loan in any material respect has occurred or been given;

            (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC financing statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property as currently operated; and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any other security interest in such personal property which do not, individually or in the aggregate, materially interfere with the security intended to be provided for such Mortgage Loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related operating revenues with respect to such Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection;

            (xi) The Seller has not taken any action that would cause the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

            (xii) The Seller has no knowledge that the material representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

            (xiii) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy, specimen policy or title commitment in any case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter), or its equivalent as adopted in the applicable jurisdiction, insuring the lender and its successors and assigns (as sole insured) as to such lien, subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (d) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (e) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan in the trust fund, the lien of the mortgage instrument for that other Mortgage Loan, (f) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration and (g) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property (items (a), (b), (c), (d), (e), (f) and (g) collectively, "Permitted Encumbrances") and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the value of the Mortgaged Property or the or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

            (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related Mortgage File;

            (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted). If any of the inspection or engineering reports referred to above in this Paragraph (xv) revealed any immediate repair items, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimation at the time of origination of the Mortgage Loan of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the greater of (i) $50,000 and
      (ii) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan; as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

            (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

            (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

            (xviii) Each Mortgage Loan is a whole loan and neither the Mortgage Loan nor the related Mortgage Loan Documents create or grant an equity participation to the lender or any other party;

            (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

            (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments (for purposes of this representation and warranty, taxes and assessments shall not be considered due and owing until the date on which interest and/or penalties would be payable thereon);

            (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith. All such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail. With respect to any disbursements made from such escrows, any requirements for the disbursement of any such escrows have been complied with in all material respects;

            (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all Mortgaged Properties in California or in a seismic zone 4 or 5 have had a seismic assessment done and earthquake insurance was obtained to the extent any such Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements; if the Mortgaged Property for any Mortgage Loan is located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas, then, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property; the Mortgaged Properties securing all of the Mortgage Loans having a Stated Principal Balance in excess of $3,000,000 have, as of the date hereof, insurance policies in place with respect to acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism), except any such Mortgage Loans that are listed on the applicable Exception Report. All premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies or the related insurance certificates require prior notice to the insured of reduction in coverage, termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

            (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To the Seller's knowledge, there is no (a) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (a) or (b) would materially and adversely affect the use or value of the Mortgage Loan or the related Mortgaged Property. Notwithstanding the foregoing, this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller elsewhere in this Exhibit A or the Exception Report;

            (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

            (xxvi) (a) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (b) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (a) or (b), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

            (xxvii) At origination, each borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and/or with respect to certain Mortgage Loans, a Phase II environmental report was conducted by a reputable independent environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed, or a letter of credit in such amount has been provided, by the related borrower and held by the related mortgagee; (B) if the environmental report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the related borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party unrelated to the borrower with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related Mortgage File. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,500,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's environmental insurance policy was obtained with respect to each such Mortgage Loan. Each of such lender's environmental insurance policies is a part of the related Mortgage File. Each of such environmental insurance policies is in full force and effect, is in an amount not less than the 100% of the balance of the related Mortgage Loan, has a term extending not less than 5 years after the maturity date of the related Mortgage Loan, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies, the Seller has delivered to the insurer all environmental reports in its possession. To the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

            (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain direct or indirect interests in the related borrower to persons already holding direct or indirect interests in the borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or any transfers in connection with the death or disability of owners of the borrower, each Mortgage Loan also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a majority interest in the related borrower is directly or indirectly transferred or sold;

            (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property, or the related borrower's operations at the Mortgaged Property;

            (xxx) The information pertaining to the Mortgage Loans which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Mortgage Loan Purchase Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-Off Date);

            (xxxi) With respect to any Mortgage Loan where all or any material portion of the estate of the related borrower therein is a leasehold estate under a ground lease, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

                  (1) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially and adversely affect the security provided by the related Mortgage. To the Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

                  (2) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

                  (3) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and would be enforceable, by the lender) that extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

                  (4) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

                  (5) Under the terms of the ground lease, the ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

                  (6) The ground lease is in full force and effect, the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and to the Seller's knowledge, there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                  (7) The ground lease or ancillary agreement, which is part of the Mortgage File, between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

                  (8) The lender is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

                  (9) The ground lease does not impose any restrictions on
            subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                  (10) Under the terms of the ground lease and the related
            Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                  (11) Under the terms of the ground lease and the related
            Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation; and

                  (12) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

            (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (a) such lien on the related fee interest is evidenced by the related Mortgage, (b) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (c) upon the occurrence of a default under the terms of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the lender would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (d) the related lessor has agreed in a writing included in the related Mortgage File that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (e) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

            (xxxiii) With respect to Mortgage Loans that are senior or pari passu in right of payment and cross-collateralized or cross-defaulted, all other loans that are cross-collateralized by or cross-defaulted with such Mortgage Loans are being transferred to the Depositor;

            (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

            (xxxv) (1) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the date hereof; provided that the fair market value of the real property must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis);

            (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the lender or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Mortgage Loan Purchase Agreement;

            (xxxvii) The Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan). To the Seller's actual knowledge, each borrower has fully complied with the requirements of the related Mortgage Note and Mortgage and borrower's organizational documents regarding single-purpose entity status;

            (xxxviii) Each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property, or any controlling equity interest in the borrower, without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified in the Note or Mortgage which would be acceptable to a reasonably prudent commercial mortgage lender, and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loan or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

            (xxxix) Each borrower covenants in the Mortgage Loan documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

            (xl) Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (c) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (a), (b) or (c) under the related title insurance policy (or the binding commitment therefor);

            (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the lender to maintain such insurance at the cost and expense of the borrower and such insurance is in full force and effect in an amount not less than the lesser of (1) the replacement cost of the material improvements on such Mortgaged Property, (2) the balance of the Mortgage Loan and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program;

            (xlii) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee, and such fees payable are payable by the borrower;

            (xliii) Except as disclosed in the Exception Report to this Mortgage Loan Purchase Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

            (xliv) No advance of funds has been made by the Seller to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

            (xlv) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

            (xlvi) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

            (xlvii) Except as disclosed in the Exception Report to this Mortgage Loan Purchase Agreement or the Prospectus Supplement with respect to the Crossed Loans and Multiple Property Loans, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full or defeasance of the related Mortgage Loan, (b) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, which in all events include payment of a release price at least 125% of the appraised value of the property to be released or of the allocated loan amount of such property, (c) releases of unimproved out-parcels or (d) releases of other portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan and which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged Property used to calculate the loan-to-value ratio of the Mortgaged Property for underwriting purposes. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2);

            (xlviii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage of the related loan amount that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (xlix) (l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

            (l) To the Seller's knowledge, (a) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (b) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

            (li) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to properties with a Stated Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

            (lii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan would constitute "foreclosure property" within the meaning of Code Section 860G(a)(8) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (liii) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (i) the Mortgage Loan cannot be defeased within two years after the Closing Date, (ii) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (iii) the borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments,
      (iv) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (v) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest,
      (vi) the borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel,
      (vii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (viii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificates rated by such Rating Agency;

            (liv) The Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the lender for any losses incurred by the lender due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any willful act of material waste, (iii) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (iv) fraud by the related borrower; provided that, with respect to clause (iii) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

            (lv) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (i) its Mortgage Rate will increase by no less than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (ii) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan;
      (iii) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

            (lvi) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are Affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the mortgage loans sold to the Depositor by Column Financial, Inc., PNC Bank, National Association and NCB,FSB pursuant to those certain Mortgage Loan Purchase Agreements, each dated as of September 1, 2007, between the Depositor and Column Financial, Inc., between the Depositor and PNC Bank, National Association and between the Depositor and NCB, FSB, respectively, as the Cut-Off Date;

            (lvii) Except for the Mortgage Loans with an initial principal balance less than $3,000,000, in connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's actual knowledge, had no interest, direct or indirect, in the borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; and

            (lviii) Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                                                                       EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            ____________________________, being duly sworn, deposes and says:

            1. that he is an authorized signatory of NCB, FSB ("NCB, FSB");

            2. that _______________ is the owner and holder of a mortgage loan in the original principal amount of $______________ secured by a mortgage (the "Mortgage") on the premises known as ______________ ______________ located in ______________;

            3. that _______________, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a note in the original sum of $______________ made by ______________, to _______________, under date of ______________
            (the "Note");

            4. that the Note is now owned and held by _______________;

            5. that the copy of the Note attached hereto is a true and correct copy thereof;

            6. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            7. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except _______________; and

            8. upon assignment of the Note by _______________ to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-C4 (the "Trustee") (which assignment may, at the discretion of Depositor, be made directly by _______________ to the Trustee), _______________ covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of _______________'s failure to deliver said original Note to the Trustee.

                                        NCB, FSB

                                        By: ____________________________________
                                        Name:
                                        Title:

Sworn to before me this _____
day of __________, 2007